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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah		84060
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On October 22, 2004, Nutraceutical International Corporation (the "Company") issued a press release announcing that the Company has entered into a purchase and sale agreement to acquire substantially all of the operating assets of Pilgrim's Natureway LLC, a Washington limited liability company, through its subsidiary Fresh Vitamins, Inc. The press release is furnished as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

        Exhibits.

  99.1
  Press release issued by the Company dated October 22, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)
Date: October 22, 2004	By:	/s/ LESLIE M. BROWN, JR. Leslie M. Brown, Jr. Senior Vice President, Finance, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company dated October 22, 2004.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX